UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian St.

Indianapolis, IN	46208
(Address of principal executive offices)	(Zip code)

Christopher E. Kashmerick

Unified Fund Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	07/31

Date of reporting period:	01/31/2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Mirzam Capital Appreciation Fund

Semi-Annual Report

January 31, 2009

Fund Adviser:

Mirzam Asset Management, LLC

1 Main Street, Suite 200

Tequesta, Florida 33469

Toll Free (877) 741-3007

Mirzam Capital Appreciation Fund: First-Half Fiscal 2009

Shareholder Letter

Dear Fellow Shareholders,

Mirzam Capital Appreciation Fund posted a disappointing return of -37.59% for the first half of fiscal 2009, compared the S&P500’s return of -33.94%. Since the Fund’s inception, we beat the S&P500 with a -25.61% return compared to the S&P’s -30.41% return.

We own a fair amount of foreign companies, comprising more than half the portfolio. After the Lehman Brothers bankruptcy, investors sold their foreign holdings to seek safety in US Treasuries. This meant an appreciation of the dollar of more than 20% against the major foreign currencies. As a consequence, approximately ten percentage points of the Fund’s returns are not so much a negative reflection of the underlying fundamentals of the companies we own, but purely a function of currency translation. In addition, foreign stock exchanges materially underperformed US indices, particularly in the second half of 2008, when the US enjoyed huge inflows of funds. The MSCI Emerging Market index dropped a stunning 43% in October. It is worth noting that the MSCI EM has still outperformed the S&P 500 by more than 200% since 1998.

With this in mind, our performance could have been far worse, but we believe our ability to find great companies with enduring competitive advantages stood us in good stead. The “Management’s Discussion and Analysis” section highlights our largest holdings.

With a dismal 2008 behind us, everyone has an opinion about what caused the meltdown. However, there is general consensus that the bankruptcy of Lehman Brothers was the global economy’s cardiac arrest.

When confidence evaporated, investors began acting irrationally and sold assets without regard to price. The market deeply discounted great companies, many selling below book value. The most admired US companies were trading at scrapheap values.

The smartest money managers in the world are currently looking at deeply discounted portfolios. As noted, the S&P500 declined 30.41% since the Fund’s inception date. The commodity markets recorded their worst ever performance. The Reuters-Jeffrey CRB index, which started in 1956, fell 36% in 2008. The S&P GSCI index, the most widely followed benchmark for commodity investors, dropped 46.5%. NASDAQ Composite declined 40.5% and the Dow declined 33.8%.

Currently, there is no shortage of experts predicting how long the world will suffer through a recession, how deep that recession will be, and how prudent it is to load up on gold. The fact is that economies are complex, dynamic, and non-linear systems where small changes in the many factors that affect growth can result in significant differences in predicted outcomes. The future is unknowable.

One of our investment strategies is to shun companies that rely on stock-based compensation to remunerate employees. This seemingly trivial distinction has kept us from being hurt by technology companies and, most recently, the financial sector. Both industries have, in our opinion, grossly abused stock options to enrich executives beyond measure.

Nothing better demonstrates the huge transfer of wealth from American workers to their undeserved bosses than an article by the WSJ, November 20, 2008, under the headline: “Before the Bust, Some CEOs Took Their Money Off the Table.”

During the period 2003 to 2007, Richard Fuld of the now defunct Lehman Brothers cashed in $184.6 million worth of Lehman Brothers stock. He systematically sold stock to luckless investors. This was before the firm’s catastrophic bankruptcy that triggered an earthquake in global markets. Bear Stearns’ CEO pocketed $163.2 million. Countrywide’s CEO raked in $470.7 million. Ken Lewis of Bank of America who rescued the drowning Countrywide had a more “modest” payday of $81.0 million. Daniel Mudd and Dick Syron from Fannie Mae and Freddie Mac picked up $23 million and $33 million, respectively, in compensation for their last two years of service, arguably the two men who did the most to stoke the housing bubble and throw the two companies into the arms of the US taxpayer. Charles Schwab tops the list with compensation of $816.6 million during this period.

The WSJ documented the compensation of 25 CEOs of the nation’s largest financial and home-building companies. In the aggregate, they received $4.891 billion, or $195.6 million per CEO, and $39.120 million annually per CEO during the five year-period 2003 to 2007, the bulk of it through the use of stock options. You can’t make this up if you try.

Where did this money come from? Executives exercised stock options, paying a nominal amount for the stock which they then flipped by selling mainly to fund managers who indiscriminately allocated capital to the companies represented by these executives under the presumption that they were making an investment, when in fact they were merely paying the egregiously high compensation of executives with cash provided by the retirement funds of millions of Americans. Such transactions effectively transfer the hard-earned savings of workers to the bank accounts of executives. The regulators and politicians are well aware of this, but seemingly care less.

Our position with regard to equity investments has always been that (i) we perform fundamental due diligence on the companies that we intend to buy; (ii) we do our best to acquire these equities at prices that capture a discount to the intrinsic values of the companies; (iii) we invest in these equities with the intent to hold them for a very long time; (iv) our selling decisions are based on business model issues that indicate permanent impairment and (iv) in executing the above, we follow the investment principles of Warren Buffett that have withstood the test of time. While some investors were recklessly dumping stocks and thereby destroying their capital, we stayed rational and unemotional. It goes without saying, loss of capital is guaranteed when selling takes place in an environment where sellers hugely outnumber buyers. We do not buy in May to sell in August. The secret to capital preservation is buying stocks and owning them over the long-term. It is time in the market that matters, not market timing.

We do not allow ourselves to be unduly troubled by the pessimists. We continue finding great companies, with enduring business models and with people at the helm who care about shareholders and not their own pocketbooks.

It is easy to paint a dismal picture for 2009. The media will no doubt continue to spew out grim headlines for a couple more months. We will be told ad infinitum about job losses, foreclosures, bankruptcies, and recessions. The US economy could contract by 5% in 2009. Commercial mortgages could follow residential mortgages. Corporate bonds are currently deeply discounted, which raises the possibility of substantial defaults. The auto industry is on its knees. The Federal Reserve is responding with unprecedented measures to support the financial system and provide liquidity. The government is providing financial relief in the form of direct equity investments to loans and other bail out packages – all arguably unconstitutional actions, but when last has Washington paid attention to the Constitution? The incoming President is promising huge amounts of infrastructure spending that could see next year’s deficit as high as 12.5% of GDP. The big fear now is a downward spiral of falling asset prices, rising bankruptcies, foreclosures and unemployment, all feeding on each other. We could go on, but like spring follows winter, de-leveraging will come to an end, excesses will be cleared out, and demand will return. Buy-and-hold investors, like us, will be the beneficiaries of any major rebound in indices, while the fear stricken will rue their panic selling and subsequent indecision. The events of 2008 and their temporary impact on stock prices have not rendered unsound the investments that we made in the Fund. For the most part, these businesses dominate their industries, have global reach, and are well positioned to profit from major economic trends that are sweeping the globe. The events of 2008 have postponed the realization of these profits but have not, in our opinion, in any material way undermined or impaired the future prospects of the companies we own. We look forward with confidence to 2009. We trust you view your Mirzam holding in the same frame of mind as Shakespeare’s Merchant of Venice who said, “My ventures are not in one bottom trusted. Nor to one place; nor is my whole state upon the fortune of this present year; therefore, merchandise makes me not sad.”

Thank you for staying the course with us.

Sincerely, Albert Meyer

Management’s Discussion and Analysis

We received a significant amount of cash in the month of September 2008. So, much so, that at the end of that month the fund was 45% in cash. In terms of our mandate, which prohibits us from sitting on cash, we slowly and deliberately, but with great diligence, invested the cash, taking advantage of the huge discounts at which stocks were selling. The Fund is now down to a cash position of 10.7% at January 31, 2009. There is an old saying that you make all your money in bear markets, you just don’t know it until later.

Currently, the top 12 holdings in the Fund comprise 42% of the portfolio. The performance of the Fund in 2009 will depend to a large extent on how well these 12 companies perform over the next 12 months. The weighted-average dividend yield on this portfolio of 12 stocks is a healthy 4.1% as of January 31, 2009. We are providing a short summary of each company. We encourage our Mirzam shareholders to visit the websites of these companies for more information.

- Teva Pharmaceutical – 4.92% of the portfolio; dividend yield 1.19%

Teva is a global pharmaceutical company, specializing in the development, production and marketing of generic and proprietary branded pharmaceuticals as well as active pharmaceutical ingredients. Teva is the world’s largest generic drug manufacturer and among the top 20 pharmaceutical companies in the world.

- Syngenta – 4.77% of the portfolio; dividend yield 2.32%

Syngenta, a Swiss-based company, is a global agribusiness, a leader in crop protection, and the world’s third largest high-value commercial seed producer. It has operations in more than 90 countries.

- China Mobile – 4.45% of the portfolio; dividend yield 3.84%

China Mobile is the world’s largest mobile phone operator with more than 400 million subscribers. An investment in China Mobile is a way of tapping into the growth of consumerism in China.

- TransCanada – 4.23% of the portfolio; dividend yield 4.36%

TransCanada owns North America’s largest network of natural gas pipelines (36,500 miles in total), that taps into virtually all major gas supply basins in North America. It is one of the continent’s largest providers of gas storage and related services. As a growing independent power producer, TransCanada owns, controls, or is developing approximately 10,900 megawatts of power generation.

  - Telefonica – 3.98% of the portfolio; dividend yield 7.38%

Telefonica is the world’s third largest telecommunications company, with more than 240 million customers. It has a 75% market share in Spain, but also has a commanding presence in Europe, the United Kingdom, and in Latin America.

- StatOil – 3.49% of the portfolio; dividend yield 4.77%

StatOil, a Norwegian company, is one of the largest net sellers of crude oil in the world, and a major supplier of natural gas to the European continents and the United Kingdom. The company is engaged in exploration and production in 40 countries.

- Johnson & Johnson – 3.07% of the portfolio; dividend yield 2.95%

Johnson & Johnson is a 120-year old US-based company with operations across the globe. It specializes in consumer products, pharmaceuticals, medical devices, and diagnostics.

- Nestlé – 2.91% of the portfolio; dividend yield 3.64%

Nestlé, a Swiss-based company, is one of the world’s largest packaged food companies, with operations and sales in virtually every country in the world.

- Emerson Electric – 2.75% of the portfolio; dividend yield 4.07%

Emerson Electric, a US-based company, was incorporated in 1890. The company manufacturers a wide variety of electrical products used primarily by other manufacturers and those who build networks associated with telecommunications and other types of data networks. It generates more than 50% of its revenues from abroad.

- Unit Corporation – 2.70% of the portfolio; dividend yield 0.0%

Unit Corporation is a diversified energy company engaged in the exploration and production of oil and natural gas, the acquisition of producing oil and natural gas properties, the contract drilling of onshore oil and natural gas wells, and the gathering and processing of natural gas, all in the US.

- Southern Copper – 2.59% of the portfolio; dividend yield 9.10%

Southern Copper is a fully integrated copper producer with significant byproducts of molybdenum, zinc and precious metals, the fifth largest copper mining company in the world. Revenues from byproducts effectively pay for the cost of mining copper.

- Pfizer Pharmaceuticals – 2.56% of the portfolio; dividend yield 8.59%

US-based Pfizer is the world’s largest pharmaceutical company, currently in the process of buying Wyeth, another very profitable pharmaceutical company with a product mix that complements Pfizer’s drug portfolio.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-693-8056.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Standard & Poor’s 500® Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Standard & Poor’s 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The returns of the Index are not reduced by any fees or operating expenses. Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on August 14, 2007 (commencement of Fund operations) and held through January 31, 2009. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The Standard & Poor’s 500® Index is widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Mirzam Capital Appreciation Fund, and to obtain performance data current to the most recent month end or to request a copy of the prospectus, please call 1-888-693-8056. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

Fund Holdings – (Unaudited)

1As a percentage of net assets.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q is available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses– (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2008 to January 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Mirzam Capital Appreciation Fund	Beginning Account Value August 1, 2008	Ending Account Value January 31, 2009	Expenses Paid During the Period* August 1, 2008 - January 31, 2009
Actual	$1,000.00	$624.11	$8.19
Hypothetical**	$1,000.00	$1,015.12	$10.16

*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Mirzam Capital Appreciation Fund
Schedule of Investments
January 31, 2009
(Unaudited)

Common Stocks/Master Limited Partnerships - 89.07%	Shares	Value

Agriculture Chemicals - 6.14%
Syngenta AG (b)	5,000	$ 193,100
Terra Nitrogen Co., L.P.	450	55,116
		248,216

Bituminous Coal & Lignite Surface Mining - 1.72%
Alliance Resource Partners, L.P.	1,000	30,560
Yanzhou Coal Mining Company Ltd. (b)	6,000	39,000
		69,560

Cable & Other Pay Television Services - 0.69%
Net Servicos de Comunicacao S.A. (a) (b)	4,400	28,028

Cement, Hydraulic - 2.55%
Eagle Materials, Inc.	5,700	103,056

Crude Petroleum & Natural Gas - 7.19%
Pengrowth Energy Trust	12,120	100,717
PetroChina Co., Ltd. (b)	1,100	81,147
Unit Corp. (a)	4,380	109,237
		291,101

Cutlery, Handtools & General Hardware - 1.39%
Simpson Manufacturing Co., Inc.	2,800	56,196

Deep Sea Foreign Transportation of Freight - 2.65%
DryShips, Inc.	900	5,967
Ship Finance International, Ltd.	8,900	101,104
		107,071

Drilling Oil & Gas Wells - 1.56%
Precision Drilling Trust	12,700	63,119

Electric Services - 1.33%
CPFL Energia S.A. (b)	1,400	53,858

Electronic & Other Electrical Equipment (No Computer Equipment) - 2.75%
Emerson Electric Co.	3,400	111,180

Food & Kindred Products - 2.91%
Nestle SA (b)	3,400	117,698

Forestry - 0.38%
Pope Resources, Ltd. LP	700	15,225

Industrial Organic Chemicals - 1.15%
Methanex Corp.	6,000	46,620

Meat Packing Plants - 1.24%
Seaboard Corp.	50	50,250

Metal Mining - 2.96%
Freeport-McMoRan Copper & Gold, Inc.	600	15,084
Southern Copper Corp.	7,500	104,550
		119,634

*See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Schedule of Investments - continued		.
January 31, 2009
(Unaudited)

Common Stocks/Master Limited Partnerships - 89.07%	Shares	Value

Natural Gas Transmission - 4.23%
TransCanada Corp.	6,370	$ 171,035

Oil & Gas Field Exploration Services - 1.68%
Compagnie Generale de Geophysique - Veritas (a) (b)	5,650	68,139

Personal Credit Institutions - 0.11%
Advance America Cash Advance Centers, Inc.	3,200	4,512

Petroleum Refining - 3.49%
StatoilHydro ASA (b)	8,200	141,286

Pharmaceutical Preparations - 11.76%
GlaxoSmithKline plc (b)	1,400	49,364
Johnson & Johnson	2,150	124,033
Pfizer, Inc.	7,100	103,518
Teva Pharmaceutical Industries, Ltd. (b)	4,800	198,960
		475,875

Plastics, Materials, Synthetic Resins, & Nonvulcan Elastomers - 0.86%
Dow Chemical Company / The	3,000	34,770

Primary Production of Aluminum - 2.20%
Aluminum Corporation of China, Ltd. (b)	8,000	89,600

Radiotelephone Communications - 2.23%
SK Telecom Co., Ltd. (b)	2,080	34,008
Tele Norte Leste Participacoes S.A. (b)	2,100	25,830
Vimpel - Communications (b)	5,000	30,450
		90,288

Railroad Equipment - 0.17%
FreightCar America, Inc.	350	6,703

Refuse Systems - 0.48%
American Ecology Corp.	970	19,351

Retail - Variety Stores - 0.76%
Wal-Mart Stores, Inc.	650	30,628

Secondary Smelting & Refining of Nonferrous Metals - 1.12%
Titanium Metals Corp.	6,400	45,120

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 7.97%
ArcelorMittal (c)	3,000	67,710
Carpenter Technology Corp.	3,000	49,500
Gerdau S.A. (b)	8,000	51,040
Tenaris S.A. (b)	4,500	89,055
Ternium S.A. (b)	7,000	65,310
		322,615

Surgical & Medical Instruments & Apparatus - 1.90%
China Medical Technologies, Inc. (b)	5,000	76,700

*See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund		.
Schedule of Investments - continued
January 31, 2009
(Unaudited)

Common Stocks/Master Limited Partnerships - 89.07%	Shares	Value

Telephone Communications (No Radiotelephone) - 12.44%
America Movil SAB de C.V. - Series A (b)	850	$ 24,187
China Mobile, Ltd. (b)	4,000	179,880
Hutchison Telecommunications International, Ltd. (b)	3,000	11,220
PT Telekomunikasi Indonesia (b)	2,500	54,775
Telefonica S.A. (b)	3,000	160,830
Turkcell Iletisim Hizmetleri A.S. (b)	5,500	72,435
		503,327

Women's, Misses', and Juniors Outerwear - 1.06%
Cherokee, Inc.	2,800	42,784

TOTAL COMMON STOCKS (Cost $5,755,374)		3,603,545

Real Estate Investment Trusts - 0.19%

Anthracite Capital, Inc.	4,600	7,774

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $35,686)		7,774

Money Market Securities - 10.70%

Huntington Money Market Fund - Trust Shares, 0.02% (d)	432,833	432,833

TOTAL MONEY MARKET SECURITIES (Cost $432,833)		432,833

TOTAL INVESTMENTS (Cost $6,223,893) - 99.96%		$ 4,044,152

Other assets less liabilities - 0.04%		1,478

TOTAL NET ASSETS - 100.00%		$ 4,045,630

(a) Non-income producing.
(b) American Depositary Receipts.
(c) New York Registered
(d) Variable rate security; the money market rate shown represents the rate at January 31, 2009.

*See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Schedule of Investments - continued
January 31, 2009
(Unaudited)
Percentage of
Diversification of Assets:	Net Assets
Bermuda	2.50%
Brazil	3.92%
Britain	1.22%
Canada	9.43%
China	7.08%
France	1.68%
Greece	0.15%
Hong Kong	4.72%
Indonesia	1.35%
Israel	4.92%
Luxembourg	5.49%
Mexico	0.60%
Norway	3.49%
Republic of Korea (South)	0.84%
Russian Federation	0.75%
Spain	3.98%
Switzerland	7.68%
Turkey	1.79%
United States	38.37%
Other assets less liabilities	0.04%
Total	100.00%

*See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Statement of Assets and Liabilities
January 31, 2009
(Unaudited)

Assets:
Investments in securities:
At cost	$ 6,223,893
At market value	$ 4,044,152

Receivable due from Adviser (a)	6,880
Dividends receivable	3,834
Prepaid expenses	2,425
Interest receivable	23
Total assets	4,057,314

Liabilities:
Payable to administrator, fund accountant and transfer agent	6,853
Accrued 12b-1 fees	920
Payable to trustees and officers	2,492
Payable to custodian	1,085
Other accrued expenses	334
Total liabilities	11,684

Net Assets:	$ 4,045,630

Net Assets consist of:
Paid in capital	$ 6,284,805
Accumulated undistributed net investment income (loss)	1,824
Accumulated net realized gain(loss) on investments	(61,258)
Net unrealized appreciation (depreciation) on investments	(2,179,741)

Net Assets:	$ 4,045,630

Shares outstanding (unlimited number of shares authorized)	641,524

Net asset value and offering
price per share	$ 6.31

Redemption price per share ($6.31 * 98%) (b)	$ 6.18

(a) See Note 3 in the Notes to the Financial Statements.
(b) The Fund charges a 2% redemption fee on shares redeemed within 90 calendar days of purchase.

*See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Statement of Operations
For the Six Months Ended January 31, 2009
(Unaudited)

Investment Income
Dividend income (net of foreign withholding tax of $4,778)	$ 99,318
Interest income	5,678
Total Investment Income	104,996

Expenses
Investment adviser fee (a)	31,204
Transfer agent expense	18,115
Administration expense	15,216
Fund accounting expense	12,596
Legal expense	8,315
Auditing expense	6,830
12b-1 fees	5,201
Trustee expense	4,180
CCO expense	3,603
Custodian expense	2,909
Pricing expense	2,484
Miscellaneous expense	803
Insurance expense	686
Other expenses	305
Total Expenses	112,447
Less: Waiver & reimbursement by Adviser (b)	(70,841)
Net operating expenses	41,606
Net Investment Income	63,390

Realized & Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investment securities	(54,304)
Change in unrealized appreciation (depreciation) on
investment securities	(2,006,942)
Net realized and unrealized gain (loss) on investment securities	(2,061,246)
Net increase (decrease) in net assets resulting from operations	$ (1,997,856)

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Statement of Changes In Net Assets	For the six
	Months Ended
	January 31, 2009	Period Ended
Increase (decrease) in net assets from:	(Unaudited)	July 31, 2008(a)
Operations:
Net investment income	$ 63,390	$ 11,287
Net realized gain (loss) on investment securities	(54,304)	15,685
Change in unrealized appreciation (depreciation) on investments	(2,006,942)	(172,799)
Net increase (decrease) in net assets resulting from operations	(1,997,856)	(145,827)

Distributions to shareholders:
From net investment income	(61,566)	-
From net realized gain	(19,478)	(14,448)
Total distributions	(81,044)	(14,448)

Capital Share Transactions:
Proceeds from Fund shares sold	3,297,062	3,132,373
Reinvestment of distributions	80,999	14,412
Amount paid for Fund shares redeemed	(118,140)	(121,901)
Net increase in net assets resulting
from capital share transactions	3,259,921	3,024,884

Total Increase in Net Assets	1,181,021	2,864,609

Net Assets
Beginning of period	2,864,609	-

End of period	$ 4,045,630	$ 2,864,609

Accumulated undistributed net investment income
included in net assets at end of period	$ 1,824	$ -

Capital Share Transactions
Shares sold	367,148	288,734
Shares issued in reinvestment of distributions	11,731	1,344
Shares redeemed	(15,561)	(11,872)

Net increase from capital share transactions	363,318	278,206

*See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund
Financial Highlights
(For a share outstanding during the period)	For the six
	Months Ended
	January 31, 2009		Period Ended
	(Unaudited)		July 31, 2008	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.30		$ 10.00
Income from investment operations:
Net investment income (b)	0.11		0.09
Net realized and unrealized gain (c)	(3.97)		0.27
Total from investment operations	(3.86)		0.36

Less Distributions to shareholders:
From net investment income	(0.10)		(0.07)
From net realized gains	(0.03)		-
Total distributions	(0.13)		(0.07)

Paid in capital from redemption fees	-	(d)	0.01

Net asset value, end of period	$ 6.31		$ 10.30

Total Return (e) (f)	-37.59%		3.67%

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 4,046		$ 2,865
Ratio of expenses to average net assets (g)	2.00%		2.00%
Ratio of expenses to average net assets
before reimbursement (g)	5.41%		12.60%
Ratio of net investment income to
average net assets (g)	3.05%		0.89%
Ratio of net investment income to
average net assets before reimbursement (g)	(0.36)%		(9.72)%
Portfolio turnover rate	0.88%		3.07%

(a) For the period August 14, 2007 (Commencement of Operations) through July 31, 2008.
(b) Per share net investment income has been calculated using the average shares method.
(c) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions in the period.
(d) Redemption fees resulted in less than $0.005 per share.
(e) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f) Not annualized.
(g) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements

January 31, 2009

(Unaudited)

NOTE 1. ORGANIZATION

Mirzam Capital Appreciation Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on February 12, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund’s investment adviser is Mirzam Asset Management, LLC (the “Adviser”). The Adviser has retained Bastiat Capital LLC, (the “Sub-adviser”) to serve as sub-adviser to provide portfolio management and related services to the Fund. The investment objective of the Mirzam Capital Appreciation Fund (the “Fund”) is to provide long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Equity securities are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Sub-Adviser, subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements

January 31, 2009

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Good faith pricing is permitted if, in the Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or if the Sub-Adviser is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period ended January 31, 2009, there were no such reclassifications.

Accounting for Uncertainty in Income Taxes – The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes effective August 14, 2007. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operation.

As of and during the period ended January 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. Federal authorities for tax year 2008.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements

January 31, 2009

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Fair Value Measurements - The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective August 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.

Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The following is a summary of the inputs used at January 31, 2009 in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments (i.e., off-balance sheet items)*
Level 1 – Direct Market Prices in Observable Markets or Quoted Prices	$ 4,044,152	$ -
Level 2 – Other Significant Observable Inputs	$ -	$ -
Level 3 – Internal Unobservable Inputs	$ -	$ -
Total	$ 4,044,152	$ -
*Other financial instruments include call options, futures, forwards, and swap contracts.

FAS 157 requires a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value. The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation is included for this reporting period.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements

January 31, 2009

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Derivative Instruments and Hedging Activities – In March 2008, FASB issued the Statement on Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance, and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average net assets. For the six months ended January 31, 2009, before the waiver described below, the Adviser earned a fee of $31,204 from the Fund.

The Adviser has contractually agreed through November 30, 2009 to waive its management fee and/or reimburse certain Fund operating expenses so that the total annual Fund operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest, extraordinary expenses, and any indirect expenses do not exceed 2.00% of the Fund’s average daily net assets. For the six months ended January 31, 2009, the Adviser waived fees and reimbursed Fund expenses of $70,841. At January 31, 2009, the Fund was owed $6,880 from the Adviser. Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the 2.00% expense limitation. Fees waived during the six months ended January 31, 2009 totaling $70,841 may be subject to potential recoupment by the Adviser through July 31, 2012. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at July 31, 2008 are as follows:

Recoverable through
Amount	July 31,

$134,897	2011

The Trust retains Unified Fund Services, Inc. (“Unified”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six months ended January 31, 2009, Unified earned fees of $15,216 for administrative services provided to the Fund. At January 31, 2009, the Fund owed Unified $2,303 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the six months ended January 31, 2009, the Custodian earned fees of $2,909 for custody services provided to the Fund. At January 31, 2009, the Fund owed the Custodian $1,085 for custody services.

The Trust also retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the six months ended January 31, 2009, Unified earned fees of $9,300 from the Fund for transfer agent services and $8,815 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the six months ended January 31, 2009, Unified earned fees of $12,596 from the Fund for fund accounting services.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements

January 31, 2009

(Unaudited)

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

At January 31, 2009, the Fund owed Unified $1,538 for transfer agent services, $887 for reimbursement for out-of-pocket expenses, and $2,125 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the six months ended January 31, 2009. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

The Fund invests in shares of Huntington Money Market Fund which is administered and advised by subsidiaries of Huntington Bancshares. Interest income of $5,678 was received from the Huntington Money Market Fund for the six months ended January 31, 2009.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Adviser a fee aggregating 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of services to shareholders, including, but not necessarily limited to, advertising, compensation to dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Adviser may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Fund’s plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. For the six months ended January 31, 2009, the Fund accrued 12b-1 fees of $5,201, of which $920 was unpaid at January 31, 2009.

NOTE 4. INVESTMENTS

For the six months ended January 31, 2009, purchases and sales of investment securities, other than short-term investments and call options written were as follows:

Amount
Purchases
U.S. Government Obligations	$ -
Other	3,228,662
Sales
U.S. Government Obligations	$ -
Other	28,510

At January 31, 2009, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$ 5,242
Gross (Depreciation)	(2,184,983)
Net Appreciation
(Depreciation) on Investments	$ (2,179,741)

At January 31, 2009, the aggregate cost of securities for federal income tax purposes, was $6,223,893.

Mirzam Capital Appreciation Fund

Notes to the Financial Statements

January 31, 2009

(Unaudited)

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At January 31, 2009, Wendel & Co., for the benefit of others, owned 83.26% of the outstanding shares of the Fund and thus may be deemed to control the Fund. Mirzam Asset Management, LLC, the Fund’s Adviser, owns 1.20% of the Fund’s outstanding shares.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

On December 29, 2008, an income distribution of $0.0792 per share and a short-term capital gain distribution of $0.0311were made to shareholders of record on December 26, 2008.

On September 30, 2008, an income distribution of $0.0189 per share was made to shareholders of record on September 29, 2008

The tax characterization of distributions for the fiscal year ended July 31, 2008 was as follows:

2008
Distributions paid from:
Ordinary Income	$ 14,448
Short-term Capital Gain	-
$ 14,448

As of July 31, 2008, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	12,899
Net unrealized appreciation (depreciation)	(173,174)
$ (160,275)

The difference between distributable earnings noted above and the book basis net assets is attributable to differences in the character of income generated from certain underlying investments.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (877) 741-3007 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (877) 764-3863 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov .

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS

Anthony J. Ghoston, President
John Swhear, Senior Vice-President
Christopher E. Kashmerick, Treasurer and Chief Financial Officer
Heather A. Bonds, Secretary
Lynn Wood, Chief Compliance Officer
William J. Murphy, Assistant Treasurer
Tara Pierson, Assistant Secretary

INVESTMENT ADVISER

Mirzam Asset Management, LLC
1 Main Street, Suite 200
Tequesta, FL 33469

DISTRIBUTOR

Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of February 23, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable – filed with annual report

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By

* /s/Anthony Ghoston

Anthony Ghoston, President

Date: 03/12/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

* /s/Anthony Ghoston

Anthony Ghoston, President

Date: 03/12/2008

By

* /s/Christopher E. Kashmerick

Christopher E. Kashmerick, Treasurer

Date: 03/12/2008